Exhibit 99.1

Global Net Lease Second Quarter 2024 Investor Presentation Pictured – McLaren Campus in Woking, U.K.

1 FORWARD LOOKING STATEMENTS This presentation contains statements that are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of us, our operating partnership and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks associated with realization of the anticipated benefits of the merger with The Necessity Retail REIT, Inc. (“RTL”) and the internalization of our property management and advisory functions; that any potential future acquisition or disposition by us is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements are set forth under “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the U.S Securities and Exchange Commission (“SEC”) as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

2 This presentation also includes estimated projections of future operating results. These projections are not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. All such statements, including but not limited to estimates of value accretion, synergies, run-rate or annualized figures and results of future operations after making adjustments to give effect to assumed future operations reflect assumptions as to certain business decisions and events that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized, or that the projections described in this presentation will be realized at all. This presentation also contains estimates and information concerning our industry and tenants, including market position, market size and growth rates of the markets in which we operate, that are based on industry publications and other third-party reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of the Company’s Annual Report on Form 10-K, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Credit Ratings A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology of assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. PROJECTIONS

3 Efficient Balance Sheet Execution, Resulting in No Debt Maturities Remaining in 2024 Began the year with $405 million of debt maturing in 2024, and as of August 1st, GNL has already addressed 100% of the outstanding debt set to mature in 2024 through dispositions and/or refinancing onto the Company’s Revolving Credit Facility; no debt set to mature through July 2025 GNL ACCOMPLISHMENTS Q2’24 included increased guidance of GNL’s strategic disposition initiative, AFFO per share growth, further leverage reduction, strong leasing momentum and proactive balance sheet management Robust Leasing Activity, Leading to Increased Occupancy Showcased strong asset management capabilities through robust leasing activity, including 4.3% renewal spreads and a weighted average lease term of 8.5 years on renewals Reduced Leverage While Growing AFFO per Share Significant progress in GNL’s disposition strategy enabled the Company to reduce its total debt by $251 million, improving its Net Debt to Adjusted EBITDA from 8.4x to 8.1x while simultaneously increasing AFFO per Share by 2% Merger Synergies on Track, Expected to Recognize the Full $75 Million Through Q2’24, GNL has successfully recognized $74 million of the anticipated $75 million in cost synergies from the Merger and Internalization; on track to recognize the remaining balance by the end of Q3’24, in line with our initial projections Successfully Executing Disposition Plan, Exceeding Initial Guidance Range Robust disposition pipeline(1) totaling $728 million at a cash cap rate of 7.3%, exceeding the initial 2024 guidance range of $400 million to $600 million; includes $180 million of vacant closed plus pipeline dispositions that are expected to reduce annualized operating expenses by over $3 million per year 1. Defined as under PSA or executed LOI, $728 million inclusive of completed dispositions. Data as of August 1, 2024.

4 Earnings Summary ($mm) Q2’24 Net Loss Attributable to Common Stockholders $(46.6) NOI(6) $167.8 Cash NOI(6) $164.3 Core Funds from Operations (Core FFO)(6) $50.9 Adjusted Funds from Operations (AFFO) (6) $76.7 Core Funds from Operations (Core FFO)(6) per Share $0.22 Adjusted Funds from Operations (AFFO)(6) per Share $0.33 Weighted Average Diluted Shares Outstanding 230.4 SECOND QUARTER 2024 FINANCIAL HIGHLIGHTS Key Capitalization Metrics ($mm) Q2’24 Net Debt(3)(4) $5,005 Gross Asset Value(5) $8,741 Net Debt(3)(4) / Adjusted EBITDA(6) 8.1x Net Debt(3)(4) / Gross Asset Value(5) 57.3% Fixed Rate Debt 90% Liquidity $220 Debt Capitalization ($mm) Q2’24 Total Secured Debt $2,392 3.75% Senior Notes $500 4.50% Senior Notes $500 Revolving Credit Facility $1,736 Total Unsecured Debt $2,736 Total Debt $5,127 Interest Coverage Ratio(1) 2.4x Weighted Average Interest Rate Cost(2) 4.7% GNL has raised its 2024 disposition guidance range to $650 million to $800 million, up from $400 million to $600 million, while maintaining its expected stated cash cap range of 7% to 8% 1. The interest coverage ratio is calculated by dividing actual adjusted EBITDA for Q2 2024 by cash paid for interest (calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net). 2. The weighted average interest rate cost is based on the outstanding principal of the debt. 3. Represents total debt outstanding of $5.1 billion, less cash and cash equivalents of $122 million. 4. Excludes the effect of discounts and deferred financing costs, net. 5. Gross asset value is defined as total assets plus accumulated depreciation and amortization as of June 30, 2024. 6. See Appendix for definitions of Core FFO, AFFO, Adjusted EBITDA, NOI and Cash NOI reconciliation to the most comparable GAAP measures. 7. Defined as Under PSA or Executed LOI as of August 1, 2024. Increased Disposition Guidance; $728 Million Closed or Under Agreement7 Closed Under PSA Executed LOI Total Dispositions $371.4 $226.8 $129.7 $727.9

5 ▪ GNL continues to place a strong emphasis on de-risking its balance sheet, focusing on reducing Net Debt to Adjusted EBITDA and increasing the proportion of fixed-rate debt in the portfolio 8.4x 8.1x 84% 90% EFFICIENT BALANCE SHEET STRATEGY & EXECUTION Debt Maturity Schedule ($mm)(1)(2) Continued Balance Sheet Execution Successfully Addressed Near-Term Maturities 1. Excludes the effect of discounts and deferred financing costs, net. Current balances as of June 30, 2024 are shown in the year the debt matures. 2. Assumes GNL exercises its two 6-month extension options on its Revolving Credit Facility. 0.0% 10.3% 2.1% 46.8% 20.1% 20.7% % of Total Debt Outstanding Weighted Average Debt Maturity: 3.3 years ▪ Addressed 100% of the outstanding debt with scheduled maturities in 2024 through dispositions and/or refinancing onto the Revolving Credit Facility ▪ GNL has no debt maturing through July 2025 and has plan to address this balance through disposition proceeds, permanent financing, bonds and/or availability on the Revolving Credit Facility 2024 Debt Maturity Balance: 12/31/2023 2024 Debt Maturity Balance: 3/31/2024 GNL has no debt maturing through July 2025 $405 Million $284 Million $0 2024 Debt Maturity Balance: 6/30/2024 $528 $107 $163 $530 $1,063 $500 $500 $1,736 2024 2025 2026 2027 2028 Thereafter Mortgage Debt Senior Notes Revolving Credit Facility $0 Q1’24 Net Debt / Adj. EBITDA Q2’24 Net Debt / Adj. EBITDA Q1’24 Fixed-Rate Debt Q2’24 Fixed-Rate Debt $251 million decrease in total debt from Q1’24

6 SUCCESSFULLY EXECUTING DISPOSITION PLAN & USING THE SALE PROCEEDS TO REDUCE LEVERAGE Disposition Name Expected Closing # of Properties Disposition Price (in mm)(1) Cash Cap Rate(2) Wtd. Avg. Lease Term Remaining(3) Closed (as of 8/1/24): Truist Properties (ST Retail) Closed: Q1’24-Q2’24 20 $50.3 – – Shippensburg Marketplace (MT Retail) Closed: Q2’24 1 $6.6 – – Decatur Commons (MT Retail) Closed: Q2’24 1 $15.6 – – Americold (Industrial / Distribution) Closed: Q2’24 9 $170.0 – – Springfield Commons(4) (MT Retail) Closed: Q2’24 1 $16.5 – – Shops at Abilene (MT Retail) Closed: Q3’24 1 $21.3 – – HEB Plus Center (MT Retail) Closed: Q3’24 1 $26.0 – – Total Occupied Assets Closed 34 $306.4 7.4% 4.4 Years Total Vacant Assets Closed 25 $65.1 – – Total Closed 59 $371.4 7.4% 4.4 Years Signed PSA: Non-Refundable Deposit Q3’24 3 $126.3 6.7% 4.5 Years In Due-Diligence Q3’24 2 $2.6 7.1% 10.5 Years Total Occupied Assets Q3’24 5 $128.9 6.7% 4.6 Years Non-Refundable Deposit Q3’24 – Q4’24 4 $78.5 – – In Due-Diligence Q3’24 9 $19.4 – – Total Vacant Assets Q3’24 – Q4’24 13 $97.9 – – Total Signed PSA 18 $226.8 6.7% 4.6 Years Executed LOI: Occupied Assets Q3’24 – Q4’24 79 $112.7 7.7% 13.1 Years Vacant Assets Q3’24 – Q4’24 7 $17.0 – – Total Executed LOI 86 $129.7 7.7% 13.1 Years Total 2024 Dispositions To Date 163 $727.9 7.3% 5.3 Years Note: Data as of August 1, 2024. 1. Assumed Signed PSAs and executed LOIs lead to definitive sales on their contemplated terms, which is not assured. 2. Calculated as NOI divided by disposition price. 3. Weighted average remaining lease term in years is based on square feet as as of date of sale. 4. Represents a partial sale of the property.

7 Category Description Internalization Savings ▪ Elimination of asset management fees, property management fees, incentive fees, equity issuance fees, and reimbursable expenses net of internalized employee compensation, rent and overhead, and retained 3rd party services Merger Synergies ▪ Corporate consolidation, public company cost savings, and elimination of other duplicative services Net Savings Approximately $75 million(1) 1. Captured synergies based on GNL’s general & administrative expenses for the second quarter of 2024 following the completion of the Merger and Internalization, as compared to the general & administrative expenses of RTL and GNL for the full year 2022 (inclusive of RTL’s general & administrative expenses and GNL and RTL advisory and management fees previously paid to the external manager during such period). 2. Please see Disclaimers at the front of this presentation for important information regarding as adjusted figures giving effect to the Merger and the Internalization. There can be no assurance that any of the remaining projected synergies, value accretion estimates or combined future results of operations will be realized. SUBSTANTIAL MERGER SYNERGIES AND INTERNALIZATION SAVINGS Synergies Recognized in Q2 2024 (000’s)(1) Elimination of Operating Fees to Related Parties $72,148 Elimination of Property Management & Leasing Fees 12,860 Elimination of RTL G&A Expense 32,365 Elimination of GNL G&A Expense 17,737 Less: Q2’24 Annualized GNL G&A Expense (60,784) Q2’24 Annualized Synergies Recognized(1) $74,326 As a direct result of the Merger and Internalization, GNL has already recognized over $74(1) million of annualized cost synergies and is on track to recognize $75 million that was estimated at transaction close(2) Q2’24 Annualized Synergies Recognized Remaining Synergies Expected Total Estimated Synergies ($mm) $74 $1 $75

8 Portfolio Overview Q2’24 Properties 1,242 Square Feet (millions) 64.3 % Leased 94% Weighted Average Remaining Lease Term (“WALT”)(1) 6.5 years % of SLR Derived from United States & Canada vs. Europe 80% | 20% Industries 92 Tenants 755 % of SLR derived from Investment Grade Tenants (“IG Rated”)(2)(3) 59% Top 10 Tenant Concentration 21% % of Leases with Contractual Rent Increases(4) 79% Average Annual Rental Increase(3) 1.3% Metrics as of June 30, 2024. 1. Weighted average remaining lease term in years is based on square feet as of June 30, 2024. 2. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Multi-tenant portfolio includes credit ratings for tenants who occupy 10,000 square feet or more. Based on annualized SLR and as of June 30, 2024, GNL’s portfolio was 31.9% actual investment grade rated and 26.9% implied investment grade rated. 3. Calculated as of June 30, 2024, using annualized straight-line rent converted from local currency into USD as of June 30, 2024 for the in-place lease on the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable. 4. The percentage of leases with rent increases is based on straight line rent as of June 30, 2024. Refer to SLR definition included in the footnotes on slide 9. Contractual cash base rent increases average 1.3% per year and include fixed percent or actual increases, or country CPI-indexed increases, which may include certain floors or caps on rental increases. As of June 30, 2024, and based on straight-line rent, approximately 60.2% are fixed-rate increases, 14.3% are based on the Consumer Price Index, 4.3% are based on other measures and 21.2% do not contain any escalation provisions. PORTFOLIO SNAPSHOT

9 Industrial WELL POSITIONED PORTFOLIO WITH STRONG KEY METRICS Note: Portfolio metrics as of June 30, 2024. 1. Calculated as of June 30, 2024, using annualized rent (“SLR”) converted from local currency into USD as of June 30, 2024 for the in-place lease on the property on a straight-line basis, includes tenant concessions such as free rent, as applicable. straight-line 2. Metric calculated based on square feet as of June 30, 2024. 3. Metric based on annualized SLR as of June 30, 2024. 4. Refer to Investment Grade definition included in the footnotes on slide 8. + Number of Properties Square Feet (millions) SLR(1) ($ millions) % Leased(2) WALT(3) % IG Rated Tenants(3)(4) + + Industrial & Distribution 207 32.1 $217 (31%) 96% 7.1 Years 59% Multi-Tenant Retail 107 16.1 $200 (28%) 89% 5.4 Years 44% Single-Tenant Retail 840 7.7 $146 (21%) 97% 8.0 Years 59% Single-Tenant Office 88 8.5 $141 (20%) 94% 4.6 Years 72% Total Portfolio 1,242 64.3 $703 94% 6.5 Years 59% Rent Escalations(3) 79% 91% 52% 85% 92% GNL’s competitive advantage of having a global presence and diversified portfolio provides flexibility to focus on attractive opportunities in multiple segments and markets that the Company believes will contribute long-term value to GNL shareholders

10 1. Metric based on annualized SLR as of June 30, 2024. Refer to SLR definition included in the footnotes on slide 9. 2. Based on Annualized Straight-Line Rent. Ratings information as of July 25, 2024. Refer to Investment Grade Rating definition included in the footnotes on slide 8. Top ten tenants represent 21% of SLR with no single tenant accounting for more than 3.2% Tenant Credit Rating Country Property Type % of SLR(1) Implied: Baa2 U.S. Single-Tenant Retail 3.2% Actual: Baa2 U.S. / Canada Industrial & Distribution 2.8% Actual: Caa1 U.K. Industrial & Distribution 2.8% Actual: Baa3 U.S. Single-Tenant Retail 2.2% Actual: Baa2 U.S. / Italy Industrial & Distribution 2.1% Actual: A2 U.S. Industrial & Distribution; Multi-Tenant Retail 1.9% Implied: Ba3 U.K. Single-Tenant Office 1.6% Actual: Aaa U.S. Single-Tenant Office 1.6% Actual: B1 U.S. Multi-Tenant Retail 1.5% Implied: Baa1 U.S. Industrial / Distribution 1.4% Top 10 Tenants 72.4% IG Rated(2) 21.0% Top Ten Tenants HIGH-QUALITY INVESTMENT-GRADE TENANTS

11 MIDWEST NC FL GA AL MS LA TX NM AZ CA NV UT OR WA ID MT WY CO ND SD NE KS OK AR MO IA MN WI MI IL IN OH KY TN SC NC WV VA PA NY VT NH ME MA NJ CT MD DE DC RI NB PACIFIC SOUTHWEST SOUTHWEST MID-ATLANTIC NEW PACIFIC BRUNSWICK NORTHWEST SOUTH EAST AK NORTHEAST GEOGRAPHICALLY DIVERSIFIED WITH A GLOBAL PRESENCE Geographic Presence Note: Portfolio metrics as of June 30, 2024. SP FR UK ITL GER LUX NETH FIN CI United States / Canada US / Canada Total – 79.8% of SLR ⚫ Southeast – 21.7% of SLR ⚫ Midwest – 21.2% of SLR ⚫ Mid-Atlantic – 12.8% of SLR ⚫ Southwest – 11.2% of SLR ⚫ Pacific Southwest – 5.7% of SLR ⚫ Northeast – 6.2% of SLR ⚫ Pacific Northwest – 0.7% of SLR ⚫ New Brunswick, – 0.4% of SLR Canada Europe Europe Total – 20.2% of SLR ⚫ United Kingdom – 11.4% of SLR ⚫ Netherlands – 2.3% of SLR ⚫ Finland – 1.9% of SLR ⚫ Germany – 1.5% of SLR ⚫ France – 1.1% of SLR ⚫ Channel Islands – 0.9% of SLR ⚫ Luxembourg – 0.8% of SLR ⚫ Italy – 0.3% of SLR ⚫ Spain – 0.1% of SLR

12 2.1% 7.9% 7.1% 9.0% 14.8% 59.0% 2024 2025 2026 2027 2028 2029+ Lease Maturity Schedule by Property Type (% of Total SF) ATTRACTIVE LEASE MATURITY SCHEDULE Unique investment mix of stable, long-term, single-tenant net-leased and strategically located suburban shopping centers results in a favorable lease maturity schedule and a Weighted Average Remaining Lease Term of 6.5 years(1) Note: Data as of June 30, 2024. 1. Weighted average remaining lease term in years is based on square feet as of June 30, 2024. Multi-Tenant Retail 0.5% 2.1% 2.9% 2.4% 3.6% 12.1% Single-Tenant Retail 0.1% 1.3% 0.8% 1.0% 1.4% 7.8% Single-Tenant Office 1.6% 1.5% 1.9% 1.2% 1.1% 6.1% Industrial & Distribution 0.0% 3.1% 1.6% 4.4% 8.6% 33.1% 6.5 Years Weighted Average Lease Term(1) Multi-Tenant Retail Single-Tenant Retail Single-Tenant Office Industrial & Distribution

13 Leasing momentum continued in Q2 2024 with 97 lease renewals and new leases, representing nearly 1.5 million square feet and over $17 million of straight-line rent Q2 2024(1) Leasing and Renewal Activity Single-Tenant Portfolio Multi-Tenant Retail Portfolio Total Portfolio New Leases + Renewals Completed 16 81 97 Q2 2024 Renewal Leasing Spread(2) 8.5% 2.0% 4.3% Straight-Line Rent on New Leases + Renewals $4.9 million $12.2 million $17.1 million Square Feet on New Leases + Renewals 582,957 861,059 1,444,016 Weighted Average Lease Term on New Leases | Renewals 5.0 Years | 9.9 Years 8.3 Years | 6.0 Years 8.3 Years | 8.5 Years 1. Leasing activity from 4/1/2024 through 6/30/2024. 2. Single-tenant is calculated using Straight-Line Rent. Multi-tenant is calculated using Annual Base Rent. CONTINUED LEASING MOMENTUM DRIVEN BY STRONG ASSET MANAGEMENT CAPABILITIES Successful Asset Management Capabilities GNL continued to successfully demonstrate its asset management capabilities in Q2 2024 with an average annual rental increase of 1.3% across the portfolio and an attractive renewal leasing spread of 4.3% across the entire portfolio Notable Recent Tenant Activity Executed over 120,000 square feet of renewals with PetSmart in Q2’24 Executed nearly 90,000 square feet of renewals with Kohl’s in Q2’24 Executed over 50,000 square feet of renewals/new leases with Ross in Q2’24

14 Power Center 57% Grocery Anchored 21% Anchored Center 22% $199.6 million Single-Tenant Office 28% Industrial / Distribution 43% Retail 29% Industrial & Distribution 31% Multi-Tenant Retail 28% Single-Tenant Retail 21% Single-Tenant Office 20% $702.9 million Total Portfolio Annualized SLR by Segment Industry Exposure(1) Credit Rating Asset Diversification (1)(2) Note: Portfolio metrics as of June 30, 2024. 1. Metric based on annualized SLR as of June 30, 2024. Refer to SLR definition included in the footnotes on slide 9. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 8. 3. “All Other” represents the aggregate of all industries with less than three percent exposure. DIVERSIFIED AND STABLE TENANT BASE Single-Tenant Portfolio Multi-Tenant Retail Portfolio $503.2 million Single-Tenant 72% (2) (3) Financial Services, 7% Auto Manufacturing, 6% Healthcare, 6% Discount Retail, 5% Specialty Retail, 5% Gas/Convenience, 4% Freight, 3% Consumer Goods, 3% Home Improvement, 3% Quick Service Restaurant, 3% Other, 55% Investment Grade 59% Non-Investment Grade 37% Not Rated 4%

15 Tenant Credit Rating Country % of SLR Actual: Baa2 U.S. / Canada 2.8% Actual: Caa1 U.K. 2.8% Actual: Baa1 U.S. / Italy 2.1% Implied: Baa2 U.S. 1.4% Actual: Baa2 U.S. 1.3% Top 5 Tenants 73.1% IG Rated(2)(3) 10.4% United States 75% Europe 7% United Kingdom 16% Canada 1% Segment Highlights Lease Maturity Schedule (% of Total SF) Geographic Breakdown (% of Total SLR) Top Five Tenants 31% Total Portfolio(1) 207 Properties 32.1M Square Feet 19% CPI Increases(1) 96% Leased 7.1 Years WALT 59% IG Tenants(1) 91% Rent Escalators(1) 1.5% Average Annual Rental Increase(1) Note: Portfolio metrics as of June 30, 2024. 1. Based on Annualized Straight-Line Rent. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 8. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR amount. INDUSTRIAL & DISTRIBUTION OVERVIEW 7.1 Years Weighted Average Lease Term 0.0% 3.1% 1.6% 4.4% 8.6% 33.1% 2024 2025 2026 2027 2028 2029+

16 87.5% 88.8% Q1'24 Q2'24 0.5% 2.1% 2.9% 2.4% 3.6% 12.1% 2024 2025 2026 2027 2028 2029+ Multi-Tenant Leasing Is Expected To Increase Occupancy to 91.8% MULTI-TENANT RETAIL OVERVIEW Tenant Credit Rating Country % of SLR Actual: B1 U.S. 1.5% Actual: Baa3 U.S. 1.2% Actual: A2 U.S. 1.0% Actual: Ba2 U.S. 1.0% Actual: A3 U.S. 1.0% Top 5 Tenants 56.1% IG Rated(3)(4) 5.7% Segment Highlights Lease Maturity Schedule (% of Total SF) Leasing Pipeline (000’s) Top Five Tenants 28% Total Portfolio(1) 107 Properties 16.1M Square Feet $200M SLR 91.8% Leased + Pipeline 5.4 Years WALT 44% IG Tenants(1) 2.0% Leasing Spread(2) 61.0% Sunbelt(1) Q2’24 Occupancy Q2’24 Executed Occupancy Q2’24 Leasing Pipeline Note: Portfolio metrics as of June 30, 2024. Leasing Pipeline data as of July 31, 2024. Assumes executed leases commence and signed LOIs lead to definitive leases on their contemplated terms, which is not assured. 1. Based on Annualized Straight-Line Rent. 2. Calculated using Annual Base Rent. 3. Refer to Investment Grade Rating definition included in the footnotes on slide 8. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR amount. 5.4 Years Weighted Average Lease Term Anchor Tenants: 5.8 Years In-Line Tenants: 4.1 Years 14,255 SF 126 SF 351 SF Q2’24 + Executed Occupancy & Leasing Pipeline 91.8%

17 United States 88% Europe 4% United Kingdom 8% 0.1% 1.3% 0.8% 1.0% 1.4% 7.8% 2024 2025 2026 2027 2028 2029+ SINGLE-TENANT RETAIL OVERVIEW Tenant Credit Rating Country % of SLR Implied: Baa2 U.S. 3.2% Actual: Baa3 U.S. 2.2% Actual: Baa2 U.S. 1.4% Actual: A3 U.S. 1.3% Actual: Ba3 U.K. 0.9% Top 5 Tenants 65.6% IG Rated(2)(3) 9.0% Segment Highlights Lease Maturity Schedule (% of Total SF) Geographic Breakdown (% of Total SLR) Top Five Tenants 21% Total Portfolio(1) 840 Properties 7.7M Square Feet $146M SLR 97% Leased 8.0 Years WALT 59% IG Tenants(1) 85% Rent Escalators(1) 1.6% Average Annual Rental Increase(1) Note: Portfolio metrics as of June 30, 2024. 1. Based on Annualized Straight-Line Rent. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 8. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR amount. 8.0 Years Weighted Average Lease Term

18 1.6% 1.5% 1.9% 1.2% 1.1% 6.1% 2024 2025 2026 2027 2028 2029+ SINGLE-TENANT OFFICE OVERVIEW Tenant Credit Rating Country % of SLR Implied: B1 U.K. 1.6% Actual: Aaa U.S. 1.6% Actual: Aa3 Netherlands 1.4% Implied: A Luxembourg 0.8% Implied: Baa2 Finland 0.8% Top 5 Tenants 74.2% IG Rated(3)(4) 6.2% Segment Highlights Lease Maturity Schedule (% of Total SF) 20% Total Portfolio(1) 88 Properties 8.5M Square Feet $141M SLR 94% Leased 72% IG Tenants(1) 1.7% Average Annual Rental Increase(1) 92% Rent Escalators(1) 70% Mission Critical(2) Geographic Breakdown (% of Total SLR) Top Five Tenants Note: Portfolio metrics as of June 30 2024. 1. Based on Annualized Straight-Line Rent. 2. Mission critical includes HQ, Lab, and R&D facilities and is calculated based on square feet. 3. Refer to Investment Grade Rating definition included in the footnotes on slide 8. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR amount. 4.6 Years Weighted Average Lease Term United States 48% Europe 29% United Kingdom 23%

19 LEADERSHIP OVERVIEW Management Board of Directors Michael Weil, Director Refer to “Management” section for Michael Weil’s biography Michael Weil, Chief Executive Officer & President Previously served as CEO of The Necessity Retail REIT Member of the Board of Directors of Global Net Lease, Inc. since 2012 Served as President of the Board of Directors of the Real Estate Investment Securities Association Chris Masterson, Chief Financial Officer Previously served as Chief Accounting Officer of GNL Past experience includes accounting positions with Goldman Sachs and KPMG Sue Perrotty, Non-Executive Chairperson of the Board of Directors Currently serves as President and Chief Executive Officer of AFM Financial Services and Tower Health Edward Rendell, Independent Director Previously served as the 45th Governor of the Commonwealth of Pennsylvania and as the Mayor of Philadelphia, and previously served as a member of the board of directors of The Necessity Retail REIT Lisa Kabnick, Independent Director Retired Partner at Troutman Pepper Hamilton Sanders LLP, and previously served as a member of the board of directors of The Necessity Retail REIT Therese Antone, Independent Director Currently serves as the Chancellor of Salve Regina University since her appointment in 2009 Leslie Michelson, Independent Director Currently serves as lead independent director of Franklin BSP Franklin Lending Corporation, and previously served as a member of the board of directors of The Necessity Retail REIT Stanley Perla, Independent Director Previously served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc, and previously served as a member of the board of directors of The Necessity Retail REIT Independent Directors Inside Directors Jesse Galloway, Executive Vice President & General Counsel Joined GNL in September 2023 25 years of legal experience representing large real estate companies and financial institutions, including 10 years as General Counsel and 15 years in private practice Jason Slear, Executive Vice President Responsible for sourcing, negotiating, and closing GNL’s real estate acquisitions and dispositions Oversaw the acquisition of over $3.5 billion of real estate assets and the lease-up of over 10 million square feet during professional career Ori Kravel, Senior Vice President Responsible for corporate development and business strategy Executed over $12 billion of capital market transactions and over $25 billion of M&A transactions Rob Kauffman, Independent Director Co-founder of Fortress Investment Group and previously worked as a Managing Director at UBS, a Principal at BlackRock Financial and at Lehman Brothers Michael J.U. Monahan, Independent Director Currently serves as a CBRE Vice Chair and previously served as a Senior Director at Jones Lang Wootton and a Vice President at Cushman & Wakefield

20 APPENDIX: FINANCIAL DEFINITIONS Non-GAAP Financial Measures This section discusses non-GAAP financial measures we use to evaluate our performance, including Funds from Operations (“FFO”), Core Funds from Operations (“Core FFO”), Adjusted Funds from Operations (“AFFO”), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Operating Income (“NOI”) and Cash Net Operating Income (“Cash NOI”). While NOI is a property-level measure, AFFO is based on total Company performance and therefore reflects the impact of other items not specifically associated with NOI such as, interest expense, general and administrative expenses and operating fees to related parties. Additionally, NOI as defined herein, does not reflect an adjustment for straight-line rent but AFFO does include this adjustment. A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below. Caution on Use of Non-GAAP Measures FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, and Cash NOI should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP measures. Other REITs may not define FFO in accordance with the current National Association of Real Estate Investment Trusts (“NAREIT”) definition (as we do), or may interpret the current NAREIT definition differently than we do, or may calculate Core FFO or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly-titled measures presented by other REITs. We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs in our peer group. Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations Funds From Operations Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a measure known as FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. FFO is not equivalent to net income or loss as determined under GAAP. We calculate FFO, a non-GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the “White Paper”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gain and loss from the sale of certain real estate assets, gain and loss from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to exclude the proportionate share of the non-controlling interest to arrive at FFO, Core FFO, AFFO and NOI attributable to stockholders, as applicable. Our FFO calculation complies with NAREIT’s definition.

21 The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, and straight-line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and, when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations (Cont’d) Core Funds From Operations In calculating Core FFO, we start with FFO, then we exclude certain non-core items such as merger, transaction and other costs, as well as certain other costs that are considered to be non-core, such as debt extinguishment costs. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our core business plan to generate operational income and cash flows in order to make dividend payments to stockholders. In evaluating investments in real estate, we differentiate the costs to acquire the investment from the subsequent operations of the investment. We also add back non-cash write-offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows. We consider these write-offs and prepayment penalties to be capital transactions and not indicative of operations. By excluding expensed acquisition, transaction and other costs as well as non-core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties. Adjusted Funds From Operations In calculating AFFO, we start with Core FFO, then we exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities or items, including items that were paid in cash that are not a fundamental attribute of our business plan or were one time or non-recurring items. These items include early extinguishment of debt and other items excluded in Core FFO as well as unrealized gain and loss, which may not ultimately be realized, such as gain or loss on derivative instruments, gain or loss on foreign currency transactions, and gain or loss on investments. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance. We also exclude revenue attributable to the reimbursement by third parties of financing costs that we originally incurred because these revenues are not, in our view, related to operating performance. We also include the realized gain or loss on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect our current operating performance. APPENDIX: FINANCIAL DEFINITIONS

22 Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations (Cont’d) Adjusted Funds From Operations (cont’d) In calculating AFFO, we also exclude certain expenses which under GAAP are characterized as operating expenses in determining operating net income. All paid and accrued acquisition, transaction and other costs (including prepayment penalties for debt extinguishments and merger related expenses) and certain other expenses, including expenses incurred for the 2023 proxy contest and related Blackwells/Related Parties litigation, expenses related to our European tax restructuring and transition costs related to the Mergers, negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will also have negative effects on returns to investors, but are excluded by us as we believe they are not reflective of our on-going performance. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income. In addition, as discussed above, we view gain and loss from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management’s analysis of our operating performance. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gain or loss, we believe AFFO provides useful supplemental information. By providing AFFO, we believe we are presenting useful information that can be used to, among other things, assess our performance without the impact of transactions or other items that are not related to our portfolio of properties. AFFO presented by us may not be comparable to AFFO reported by other REITs that define AFFO differently. Furthermore, we believe that in order to facilitate a clear understanding of our operating results, AFFO should be examined in conjunction with net income (loss) calculated in accordance with GAAP and presented in our consolidated financial statements. AFFO should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, and Cash Net Operating Income. We believe that Adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization adjusted for acquisition, transaction and other costs, other non-cash items and including our pro-rata share from unconsolidated joint ventures, is an appropriate measure of our ability to incur and service debt. We also exclude revenue attributable to the reimbursement by third parties of financing costs that we originally incurred because these revenues are not, in our view, related to operating performance. All paid and accrued acquisition, transaction and other costs (including prepayment penalties for debt extinguishments) and certain other expenses, expenses related to our European tax restructuring and transition costs related to the Merger and Internalization, negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will also have negative effects on returns to investors, but are not reflective of on-going performance. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income (loss) as calculated in accordance with GAAP as an indicator of our operating activities. Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs. APPENDIX: FINANCIAL DEFINITIONS

23 NOI is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition, transaction and other costs, depreciation and amortization, other noncash expenses and interest expense. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as calculated in accordance with GAAP as an indication of our performance or to cash flows as a measure of our liquidity. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, and Cash Net Operating Income (Cont’d) Cash NOI is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight-line adjustments that are included in GAAP lease revenues. We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Cash NOI should not be considered as an alternative to net income (loss) as calculated in accordance with GAAP as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs calculate and present Cash NOI. Cash Paid for Interest is calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net. Management believes that Cash Paid for Interest provides useful information to investors to assess our overall solvency and financial flexibility. Cash Paid for Interest should not be considered as an alternative to interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to our financial information prepared in accordance with GAAP. APPENDIX: FINANCIAL DEFINITIONS

24 NON – GAAP RECONCILIATIONS 1. These costs primarily consist of advisory, legal and other professional costs that were directly related to the Merger and Internalization. 2. Amount relates to costs incurred related to the tax restructuring of our European entities. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased Adjusted EBITDA for this amount. 3. Amounts include costs related to (i) compensation incurred for our former Co-Chief Executive Officer who retired effective March 31, 2024; (ii) a transition service agreement with the former Advisor; and (iii) insurance premiums related to expiring directors and officers insurance of former RTL directors. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased Adjusted EBITDA for this amount. (Amounts in thousands) Three Months Ended 30-Jun-24 Net loss $(35,664) Depreciation and amortization 89,493 Interest expense 89,815 Income tax expense (250) EBITDA 143,394 Impairment charges 27,402 Equity-based compensation 2,340 Merger, transaction and other costs(1) 1,572 Gain on dispositions of real estate investments (34,102) Gain on derivative instruments (530) Unrealized income on undesignated foreign currency advances and other hedge ineffectiveness (300) Loss on extinguishment of debt 13,090 Other income (309) Expenses attributable to European tax restructuring(2) 16 Transition costs related to the Merger and Internalization(3) 995 Adjusted EBITDA 153,568 General and administrative 15,196 Expenses attributable to European tax restructuring(2) (16) Transition costs related to the Merger and Internalization(3) (995) NOI 167,753 Amortization of above- and below- market leases and ground lease intangibles and right-of-use assets, net 1,901 Straight-line rent (5,349) Cash NOI $164,305 Cash Paid for Interest: Interest Expense $89,815 Non-cash portion of interest expense (2,580) Amortization of discounts on mortgages and senior notes (24,080) Total Cash Paid for Interest $63,155

25 (Amounts in thousands) Three Months Ended 30-Jun-24 Net loss attributable to common stockholders (in accordance with GAAP) $(46,600) Impairment charges 27,402 Depreciation and amortization 89,843 Gain on dispositions of real estate investments (34,102) FFO (as defined by NAREIT) attributable to stockholders 36,193 Merger, transaction and other costs(1) 1,572 Loss on extinguishment of debt 13,090 Core FFO attributable to stockholders 50,855 Non-cash equity-based compensation 2,340 Non-cash portion of interest expense 2,580 Amortization related to above- and below- market lease intangibles and right-of-use assets, net 1,901 Straight-line rent (5,349) Unrealized income on undesignated foreign currency advances and other hedge ineffectiveness (300) Eliminate unrealized gains on foreign currency transactions(2) (230) Amortization of mortgage discounts 24,080 Expenses attributable to European tax restructuring(3) 16 Transition costs related to the Merger and Internalization(4) 995 Forfeited disposition deposit(5) (196) Adjusted funds from operations (AFFO) attributable to stockholders $76,692 Weighted-average shares outstanding – Basic and Diluted 230,381 Net loss per share attributable to common stockholders $(0.20) FFO per share $0.16 Core FFO per share $0.22 AFFO per share $0.33 Dividends declared $63,754 NON – GAAP RECONCILIATIONS 1. These costs primarily consist of advisory, legal and other professional costs that were directly related to the Merger and Internalization. 2. For AFFO purposes, we add back unrealized (gain) loss. For the three months ended June 30, 2024, the gain on derivative instruments was $0.5 million which consisted of unrealized gains of $0.2 million and realized gains of $0.3 million 3. Amount relates to costs incurred related to the tax restructuring of our European entities. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased AFFO for this amount. 4. Amounts include costs related to (i) compensation incurred for our former Co-Chief Executive Officer who retired effective March 31, 2024; (ii) a transition service agreement with the former Advisor; and (iii) insurance premiums related to expiring directors and officers insurance of former RTL directors. We do not consider these expenses to be part of our normal operating performance and have, accordingly, increased AFFO for this amount. 5. Represents a forfeited deposit from a potential buyer of one of our properties, which is recorded in other income in our consolidated statement of operations. We do not consider this income part of our normal operating performance, and have, accordingly, decreased AFFO for this amount.